Exhibit 10 (a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-102295 of Allstate Financial Advisors Separate Account I (the "Account") on Form N-4 of our report dated February 24, 2005 on the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in
2003), and to the use of our report dated March 24, 2005 on the financial statements of the sub-accounts of the Account, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which are part of such Registration Statement, and to the references to us under the heading "Experts" in such Statements of Additional Information.


/s/ Deloitte & Touche LLP
Chicago, Illinois
April 20, 2005